Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com
PROGRESSIVE REPORTS APRIL RESULTS
MAYFIELD VILLAGE, OHIO — May 14, 2008 — The Progressive Corporation today reported the following results for April 2008:

	April	April
(millions, except per share amounts and ratios)	2008	2007	Change
Net premiums written	$1,414.9	$1,437.4	(2)%
Net premiums earned	$1,311.5	$1,353.8	(3)%
Net income	$108.9	$136.7	(20)%
Per share	$.16	$.19	(13)%
Pretax net realized gains (losses) on securities	$16.6	$7.9	110%
Combined ratio	91.7	88.8	2.9 pts.
Average diluted equivalent shares	673.9	733.8	(8)%

	April	April
(in thousands)	2008	2007	Change
Policies in Force:
Total Personal Auto	7,122.0	7,036.0	1%
Total Special Lines	3,209.8	2,976.5	8%
Total Commercial Auto	552.2	522.9	6%
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Business writes insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
April 2008
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Net premiums written	$1,414.9

Revenues:
Net premiums earned	$1,311.5
Investment income	47.8
Net realized gains (losses) on securities	16.6
Service revenues	1.6

Total revenues	1,377.5

Expenses:
Losses and loss adjustment expenses	936.3
Policy acquisition costs	130.7
Other underwriting expenses	135.8
Investment expenses	1.0
Service expenses	2.4
Interest expense	11.5

Total expenses	1,217.7

Income before income taxes	159.8
Provision for income taxes	50.9

Net income	$108.9

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	668.1

Per share	$.16

Diluted:
Average shares outstanding	668.1
Net effect of dilutive stock-based compensation	5.8

Total equivalent shares	673.9

Per share	$.16

[1]	For a description of our reporting and accounting policies, see Note 1 to our 2007 audited consolidated financial statements included in our 2007 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.6%
Common stocks	4.9%
Total portfolio	1.3%

Pretax recurring investment book yield	4.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
April 2008 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date		%
	2008	2007	Change
Net premiums written	$4,905.3	$5,084.1	(4)

Revenues:
Net premiums earned	$4,701.5	$4,847.6	(3)
Investment income	207.1	213.4	(3)
Net realized gains (losses) on securities	48.8	31.2	56
Service revenues	6.0	8.6	(30)

Total revenues	4,963.4	5,100.8	(3)

Expenses:
Losses and loss adjustment expenses	3,420.3	3,316.2	3
Policy acquisition costs	470.2	492.6	(5)
Other underwriting expenses	520.1	520.9	0
Investment expenses	2.5	4.0	(38)
Service expenses	7.5	7.2	4
Interest expense	45.8	25.1	82

Total expenses	4,466.4	4,366.0	2

Income before income taxes	497.0	734.8	(32)
Provision for income taxes	148.7	234.6	(37)

Net income	$348.3	$500.2	(30)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	670.7	734.9	(9)

Per share	$.52	$.68	(24)

Diluted:
Average shares outstanding	670.7	734.9	(9)
Net effect of dilutive stock-based compensation	5.7	7.5	(24)

Total equivalent shares	676.4	742.4	(9)

Per share	$.51	$.67	(24)

The following table sets forth the investment results for the year-to-date period:

	2008	2007
Fully taxable equivalent total return:
Fixed-income securities	.1%	2.3%
Common stocks	(4.9)%	5.7%
Total portfolio	(.7)%	2.8%

Pretax recurring investment book yield	4.6%	4.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2008
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$761.0	$445.7	$1,206.7	$206.3	$1.9	$1,414.9
% Growth in NPW	(3)%	2%	(2)%	(1)%	NM	(2)%
Net Premiums Earned	$711.9	$426.8	$1,138.7	$171.2	$1.6	$1,311.5
% Growth in NPE	(5)%	1%	(3)%	(4)%	NM	(3)%

GAAP Ratios
Loss/LAE ratio	71.9	71.9	71.9	68.9	NM	71.4
Expense ratio	20.7	19.0	20.0	21.6	NM	20.3

Combined ratio	92.6	90.9	91.9	90.5	NM	91.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(15.7)
Current accident year						.1

Calendar year actuarial adjustment	$(7.3)	$(3.7)	$(11.0)	$(4.6)	$0	$(15.6)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(15.7)
All other development						2.1

Total development						$(13.6)

Calendar year loss/LAE ratio						71.4

Accident year loss/LAE ratio						70.4

Statutory Ratios
Loss/LAE ratio						71.5
Expense ratio						19.9

Combined ratio						91.4

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.5 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of losses in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2008 Year-to-Date
($ in millions) (unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,629.8	$1,605.7	$4,235.5	$663.5	$6.3	$4,905.3
% Growth in NPW	(5)%	0%	(3)%	(5)%	NM	(4)%
Net Premiums Earned	$2,557.9	$1,520.8	$4,078.7	$615.9	$6.9	$4,701.5
% Growth in NPE	(5)%	0%	(3)%	(4)%	NM	(3)%

GAAP Ratios
Loss/LAE ratio	72.4	73.9	72.9	72.0	NM	72.7
Expense ratio	21.1	20.8	21.0	21.1	NM	21.1

Combined ratio	93.5	94.7	93.9	93.1	NM	93.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(23.8)
Current accident year						—

Calendar year actuarial adjustment	$(7.5)	$(4.5)	$(12.0)	$(11.8)	$0	$(23.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(23.8)
All other development						(22.4)

Total development						$(46.2)

Calendar year loss/LAE ratio						72.7

Accident year loss/LAE ratio						71.7

Statutory Ratios
Loss/LAE ratio						72.8
Expense ratio						20.8

Combined ratio						93.6

Statutory Surplus						$4,905.3

NM = Not Meaningful

	April	April
Policies in Force	2008	2007	Change

(in thousands)
Agency – Auto	4,431.9	4,519.1	(2)%
Direct – Auto	2,690.1	2,516.9	7%
Special Lines[3]	3,209.8	2,976.5	8%

Total Personal Lines	10,331.8	10,012.5	3%

Commercial Auto Business	552.2	522.9	6%

[1]	The other businesses generated an underwriting profit of $.4 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions – except per share amounts)
(unaudited)

April
2008
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $8,772.6)	$8,650.3
Equity securities:
Preferred stocks[2] (cost: $2,748.7)	2,309.0
Common equities (cost: $1,329.9)	2,200.8
Short-term investments (amortized cost: $1,542.7)	1,542.7

Total investments[3]	14,702.8
Net premiums receivable	2,542.4
Deferred acquisition costs	446.1
Other assets	1,866.2

Total assets	$19,557.5

Unearned premiums	$4,410.6
Loss and loss adjustment expense reserves	5,955.2
Other liabilities[3]	2,107.9
Debt	2,174.4
Shareholders’ equity	4,909.4

Total liabilities and shareholders’ equity	$19,557.5

Common Shares outstanding	676.7
Shares repurchased – April	1.5
Average cost per share	$18.04
Book value per share	$7.25
Trailing 12-month return on average shareholders’ equity	19.2%
Net unrealized pretax gains on investments	$314.1
Increase (decrease) from March 2008	$105.3
Increase (decrease) from December 2007	$(401.3)
Debt-to-total capital ratio	30.7%
Fixed-income portfolio duration	2.6 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	.59

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $274.2 million.

[2]	As of April 30, 2008, we held certain hybrid securities and recognized a change in fair value of $5.2 million as a realized loss during the period we held these securities.

[3]	Includes repurchase commitment transactions of $336.7 million and net unsettled security transactions of $351.5 million.

Monthly Commentary
•	The Company has no additional commentary regarding April’s results.
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and products that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. To find an agent or to get a quote, go to www.progressive.com.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.